SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                 __________

                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 1995

                           XEROX CREDIT CORPORATION
            (Exact name of registrant as specified in its charter)

Delaware                             1-8133               06-1024525
(State or other jurisdiction         (Commission          (IRS Employer
of incorporation or organization)    File Number)         Identification No.)

            100 First Stamford Place, Stamford, Connecticut 06904
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number,including area code: (203) 325-6600

                                      THIS DOCUMENT CONSISTS OF 3 PAGES.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     Exhibit 12(a) -- Computation of ratio of earnings to fixed charges of
                      Xerox Credit Corporation.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(REGISTRANT)                 XEROX CREDIT CORPORATION


                             BY GEORGE R. ROTH

(NAME AND TITLE)             George R. Roth
                             Vice President, Treasurer and
                             Chief Financial Officer

(DATE)                       November 3, 1995

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